EXHIBIT 99.2



PEDEVCO

JUNIPER CAPITAL

PEDEVCO Corp. & Juniper Capital Rockies

Transformational Business Combination | October 2025

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on our current expectations about our company, our properties, our estimates of required capital expenditures and our industry. You can identify these forward-looking statements when you see us using words such as "expect", "will", "anticipate," "indicate," "estimate," "believes," "plans" and other similar expressions. It is important to note that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties. Actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statement include: the preliminary nature of well data, including permeability and gas content, and commercial viability of the wells; risk and uncertainties associated with exploration, development and production of oil and gas; drilling and production risks; limited and potentially inadequate cash resources; matters affecting the oil and gas industry generally; lack of oil and gas field goods and services; environmental risks; changes in laws or regulations affecting our operations; the future price of oil and natural gas; any delay or inability to obtain necessary approvals or consents from third parties; our ability to maintain our listing on the NYSE American; the effect of global pandemics, political conditions, and military actions on our operations, liquidity and financing conditions; as well as other risks described in PEDEVCO Corp.'s public filings with the U.S. Securities and Exchange Commission (the "SEC"). We undertake no obligation to publicly update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. We caution you not to place undue reliance on those statements.

Definition of Technical Terms: Certain technical terms used in this presentation associated with descriptions of the potential for oil and gas properties are not consistent with "Proved Reserves" as defined by the SEC.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance.

In this document, we may rely on and refer to information regarding our properties which we obtained from market research reports, third parties and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Note to Investors: This presentation may contain information about adjacent properties on which we have no right to explore or develop. Investors are cautioned that petroleum deposits on adjacent properties are not necessarily indicative of such deposits on our properties. This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.

This presentation discusses EBITDA, net leverage, and net debt (the "Non-GAAP Financial Measures") which are presented as supplemental measures of the Company's performance. These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. Adjusted EBITDA is defined as EBITDA before share-based compensation expense, impairment of oil and gas properties, gain on sale of oil and gas properties, gain on sale of fixed assets, and note receivable – credit loss; net debt is defined as cash plus amounts available under the Company's reserved based lending facility; and net leverage is defined as net debt divided by net twelve months projected EBITDA. The Non-GAAP Financial Measures are presented because we believe they provide additional useful information to investors due to the various non-cash items during the period. The Non-GAAP Financial Measures are also frequently used by analysts, investors and other interested parties to evaluate companies in our industry. We use the Non-GAAP Financial Measures as supplements to GAAP measures of performance to provide investors with an additional financial analytical framework which management uses, in addition to historical operating results, as the basis for financial, operational and planning decisions and present measurements that third parties have indicated are useful in assessing the Company and its results of operations. The Non-GAAP Financial Measures have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: the Non-GAAP Financial Measures do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; the Non-GAAP Financial Measures do not reflect changes in, or cash requirements for, working capital needs; and the Non-GAAP Financial Measures do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. For example, although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate the Non-GAAP Financial Measures differently than PEDEVCO Corp. does, limiting its usefulness as a comparative measure. You should not consider the Non-GAAP Financial Measures in isolation, or as substitutes for analysis of the Company's results as reported under GAAP. The Company's presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. In addition, references to the "last twelve months," "trailing twelve-month basis," and "annualized EBITDA" in this presentation refer to the twelve months ended June 30, 2025.

01.

Transaction Overview

Transformational Combination

Combination Establishes Unique Rockies-Focused Company Positioned for Growth

Pro Forma Company Overview

- ✓ **Unique Rockies Focus:** Over 328,000 net acres primarily located in the DJ Basin (Northern Colorado and Wyoming) and Powder River Basin with additional production and acreage in the Permian Basin (New Mexico)
- ✓ **Asset Footprint and Proximity:** Concentrated acreage is strategically located proximal to leading operators including Chevron, EOG, OXY, Devon, Civitas, Anschutz, Verdad, Bison, Continental and others
- ✓ **Production and Cash Flow Generation:** As of 6/30/25, pro forma combined LTM average production of ~8.5 MBoepd (~88% liquids) generating approximately ~$96 million of EBITDA. Annualized Q2 2025 production of ~7.4 MBoepd
- ✓ **Extensive Inventory of Future Drilling Locations:** Hundreds of potential drilling locations across multiple proven formations in the DJ Basin, Powder River Basin and Permian Basin immediately adjacent to existing producing wells
- ✓ **Low-risk Organic Growth Potential:** Majority of future locations in Wyoming, one of the most oil-friendly U.S. regulatory environments, with midstream infrastructure in place to support scalable growth at attractive well-level economics
- ✓ **Strong Capitalization and Ample Liquidity:** Pro forma net leverage of ~0.8x LTM EBITDA, free cash flow generation, hedging, and additional capacity on credit facility provide downside protection
- ✓ **Consolidation Opportunities:** Diverse ownership of assets across Rockies Basins represents significant opportunity for accretive, strategic consolidation

Rockies Asset Map


WY
SD
NE
CO

Permian Asset Map



Key Statistics	PEDEVCO	Juniper	Pro Forma
Net Acres	40,710	287,806	328,516 | ~707%+ ↑
2Q25 Net Production (Boepd)	1,517	5,887	7,404 | ~388%+ ↑
% Liquids[(1)]	84%	89%	88% | ~5%+ ↑
LTM EBITDA	$18.1MM	$78.4MM	$96.5MM | ~433%+ ↑

Combined company has the opportunity to grow organically and through accretive consolidation while maintaining a healthy balance sheet

Notes:
(1) Based on average LTM production liquid percentages through the quarter ending June 30, 2025
(2) LTM EBITDA calculated using the last twelve months of quarterly financials, quarter ending June 30, 2025

PEDEVCO

Transaction Overview

PEDEVCO and Juniper contributed additional equity capital to demonstrate commitment to combined company and to position it for future growth

Commentary

Overview	• Strategic merger of PEDEVCO and Juniper Portfolio Companies with producing assets and substantial acreage located in the DJ Basin and Powder River Basin • Convertible preferred equity issued at closing. Expected to convert to common shares in the coming months
Leadership	• PEDEVCO management team to remain in place and lead combined company • Addition of Juniper portfolio company management to key roles of combined company to maintain consistent continuing operations
Funding/ Capitalization	• Funded via expanded $250MM RBL, with a $120MM borrowing base ($87MM drawn); Net debt to LTM EBITDA of ~0.8x • $35 million new equity from existing and new members of PEDEVCO management and Juniper
Vote/ Conversion	• Closing expedited via issuance of convertible preferred shares pending SEC clearance; >65% of shares have approved transaction • Information Statement for shareholders to be filed in the coming months
Board	• Current five-member Board of Directors: PEDEVCO President & CEO, one Juniper board member, three independents forming a majority independent board • Upon conversion of preferred shares into common, six-member Board with Juniper adding a second board member
Reverse Split	• 1:10 to 1:20 reverse stock split approved by shareholders; to take effect concurrent with conversion noted above

Pro Forma Ownership Structure

Upon conversion, Juniper and affiliates to own ~53% of pro forma shares outstanding with existing PEDEVCO shareholders owning ~47%



PEDEVCO and its affiiates, 47%
Juniper and its affiliates, 53%

Management Team

Combined team brings deep industry experience across key disciplines and continuity to the asset base

New Team Members

J. Douglas Schick
PEDEVCO President & CEO

- Over 25 years Oil & Gas industry experience
- Co-founder and CEO of American Resources, Inc.; previously CFO and VP of Business Development
- Vice President of Finance at Highland Oil & Gas
- Director of Planning at Mariner Energy, Inc.
- Held various finance and planning roles of increasing responsibility at The Houston Exploration Company, ConocoPhillips, and Shell Oil Company

R.T. Dukes
Chief Operating Officer

- Oil and gas executive with 20 years of leadership experience, focused on efficiency and continuous improvement
- Led consolidation of five Juniper Capital investments in Wyoming and previously advised major energy companies at Wood Mackenzie
- Founder of Carthage Resources LP, investing in mineral interests across East Texas and the Gulf Coast

Jody Crook
Chief Commercial Officer

- Over 25 years Oil & Gas industry experience
- Co-founded Tenet Advisory Group and Bronze Four Resources, providing consulting and contract operations in oil and gas. PEDEVCO senior advisor 2020-2024
- Previously SVP at Jones Energy, overseeing land, acquisitions, and exploration
- Served in Senior Land and BD roles at Southwestern Energy
- Served as Analyst in Risk Management for Natural Gas Trading and LNG Group at Enron

Robert Long
Chief Financial Officer

- CFO of Century Natural Resources, overseeing finance, accounting, and commercial functions
- 23+ years of experience in energy finance, management, and principal investing
- Previously CFO of Navigation Petroleum and Partner at Rivington Holdings, leading upstream and midstream transactions
- Earlier finance roles at JP Morgan, BNP Paribas, and CIBC Capital Markets

Clark Moore
EVP & General Counsel

- EVP & General Counsel with over 20 years of experience in the oil and gas industry
- Began his career as a corporate attorney at Venture Law Group in Menlo Park, which later merged into Heller Ehrman LLP
- Founded a legal consulting practice serving energy and tech clients, then served as General Counsel at Erin Energy Corporation before co-founding PEDEVCO

Ryan Leachman
VP Operations – Development

- Operations leader at Century Natural Resources since 2022
- Over 15 years of experience in oil and gas operations, focused on efficiency and team leadership across multiple basins
- Previously held operational roles at Anadarko Petroleum and Parsley Energy

Charles Hinojosa
VP Operations – Production

- Currently serves as the VP of Operations at PEDEVCO
- Has approximately 15 years of experience in operations and engineering roles within the oil & gas industry
- Prior roles include operations and engineering positions of increasing responsibility at Trinity Operating and Sheridan Production Company

Arvind Krishna
Director, Development, Res Engineering

- Director of Development at PEDEVCO since 2021
- Has approximately 18 years of experience in various engineering roles within the oil & gas industry
- Prior roles include engineering and asset development positions of increasing responsibility at Schlumberger and Newfield Exploration

Board of Directors

Added upon Conversion of Preferred Shares to Common Shares

Combination of Existing Board Members, Experienced Juniper Members and Two Experienced Independent Members

Board of Directors Overview

- Current five-member Board of Directors: Two current PEDEVCO board members, one Juniper board member, two new independents
- Upon conversion of preferred shares into common, six-member Board with Juniper adding a second board member
- Each board member has over 20 years of experience in oil & gas and all members have prior experience on oil & gas company boards
- Substantial equity ownership by board members creates strong alignment for shareholder value creation while maintaining healthy balance sheet



J. Douglas Schick
PEDEVCO President & CEO, Director



John K. Howie
PEDEVCO Independent Director

PEDEVCO



Edward Geiser
Juniper Director



Josh Schmidt
Juniper Director

JUNIPER



Martyn Willsher
Independent Director



Kristel Franklin
Independent Director

INDEPENDENT

PEDEVCO and Juniper have united to create a strong Rockies-focused producer built on shared goals, strategic alignment, and a disciplined approach to growth and value creation

PEDEVCO Rockies Overview

The DJ and Powder River Basins are proven basins that combine stable production with significant growth potential

Commentary

- Premier oil resource opportunity
  - Over 300,000 net acres in DJ Basin and Powder River Basin (>90% in Wyoming)
  - Multiple productive horizons across position
  - Acreage proximate to large public and private operators including: Chevron, EOG, OXY, Devon, Anschutz, Bison, Verdad and others
  - High oil content and low cost generate competitive well-level returns
- Multi-basin footprint provides deep inventory and allows for flexible capital allocation
  - Extensive drilling locations in established formations
  - Continued development by nearby operators expands low-risk areas
  - Minimal development required to maintain production
- Robust drilling activity
  - Ongoing joint development programs with large private operators in the Colorado DJ Basin provides near term growth
  - Offsetting development continues to delineate existing acreage in DJ and Powder River Basins

Rockies Asset Map


PRB
Net Acres: ~204,000
Total Net Prod.
~0.8 Mboepd*
Denver-Julesberg
Powder River
Pro Forma Acreage
SD
WY
NE
CO
Continental
devon
OXY
WRC
SandRidge
DUNAMIS
CIVITAS
FULCRUM
BISON
WY DJ
Net Acres: ~87,000
Total Net Prod.
~4.5 Mboepd*
CO DJ
Net Acres: ~23,000
Total Net Prod.
~1.5 Mboepd*

Rockies Type Log


Cretaceous
Upper
Lower
Lance SS
Fox Hills SS
Tekla SS
Teapot SS
Parkman SS
Sussex SS
Shannon SS
Steele Shale
A
B
C
Niobrara
Turner SS/Codell
Carlile Shale
Frontier SS
Mowry Shale
Muddy SS
Thermopolis Shale
Dakota SS
Fall River SS
Lakota SS
PRB Target
DJ Target

Notes:
* Production estimates are approximate as of November 3, 2025

PEDEVCO

Significant Acreage Position with Development Runway

Core positions in the DJ, Powder River and Permian Basins form a premier platform scalable for long-term growth

Commentary

- DJ Basin
  - Actively enhancing land position by organic leasing, pooling, acreage swaps, bolt-ons, gaining operatorship in units, etc.
  - ~80% of net acreage is located in industry friendly Wyoming and 76% HBP
  - Current development and future development for the next several years provides significant organic growth
- Powder River Basin
  - Acreage is 55% held by suspense, 34% HBP and the remainder is term
  - Historical development has been focused in the Central area, but the North and West areas have seen significant offset operator activity in recent months
  - Significantly large acreage position provides years of optionality as potential targets develop in the basin
- Permian
  - Permian - ~14,100 net acres, all HBP. 100+ gross high quality drilling locations.
  - Estimated original oil in place (OOIP) of over 700 million barrels with less than 8% recovered to date
  - Initial field development occurred on 40 acre spacing with vertical wells
  - Current field development is on 20 acre spacing using horizontal wells

DJ Undeveloped Locations


Juniper DJ Acreage
PEDEVCO DJ Acreage
DUCs
Locations
WY
NE

PRB Undeveloped Locations


Juniper PRB North Acreage
Locations
WY


Juniper PRB Central Acreage
Locations
WY
Campbell

Permian Undeveloped Locations


PEDEVCO Permian Acreage
Locations
NM

PEDEVCO

Extensive Consolidation Opportunities

Numerous consolidation opportunities across the company's area of focus

DJ Basin Opportunities


PEDEVCO DJ Acreage
Juniper DJ Acreage
DJ Offset Operators
WY
CO
NE

Powder River Basin Opportunities


Juniper PRB Acreage
PRB Offset Operators
WY

Key Acquisition Criteria

- Strategic Fit
- Accretive to Cash Flow per Share
- Enhancing Operating Metrics
- Maintain Strong Credit Profile

PEDEVCO

03.
Pro Forma Overview

Pro Forma Capitalization and Liquidity

Conservative Leverage with Free Cash Flow and Liquidity

Enhancing Balance Sheet Strength

Financial Flexibility

- ✓ Consistent free cash flow generation across the asset base, with flexibility to monetize non-core properties

Capital Allocation

- ✓ Committed to allocating free cash flow to leverage reduction and strengthening of the company's financial position

Shareholder Relationships

- ✓ Strong alignment from existing banking and shareholder relationships to support ongoing financial strength and flexibility

Low Leverage

- ✓ Net leverage (Net Debt / LTM EBITDA) of <1.0x at closing

Pro Forma Debt Structure

Capitalization ($MM)	Pro Forma Oct. 2025
Cash	$10.00
New Senior Revolver	$87.00
Net Debt	**$77.00**
Liquidity	**$43.00**

$120MM borrowing base provides $43MM of liquidity to fund working capital, near term development and acquisitions

Credit Metrics	
Debt / Q2'25 Annualized EBITDA[(1)]	1.5x
Net Debt/ Q2'25 Annualized EBITDA[(1)]	1.3x
Debt / LTM EBITDA[(2)]	0.9x
Net Debt / LTM EBITDA[(2)]	0.8x

Notes:
(1) Q2'25 Annualized EBITDA ~$58MM, calculated using 2Q 2025 combined EBITDA of $14.4MM annualized
(2) LTM EBITDA ~$96MM, calculated using the last twelve months of quarterly financials, quarter ending June 30, 2025

PEDEVCO Plan Forward

Management remains focused on delivering sustainable value creation—balancing near-term returns with long-term growth

Operating Efficiency & Cost Discipline

- **Operational Excellence:** Focused on maximizing margins through continuous improvement in drilling, completions and production techniques
- **Lean Cost Structure:** Maintain low G&A and operating costs through disciplined management and streamlined operations
- **Low Capital Intensity:** Efficient development programs with low capex per barrel yields strong returns on invested capital

Operational Cash Flow Allocation & Value Maximization

- **Return-Based Capital Allocation Framework:** Management continuously evaluates the relative value of organic reinvestment, strategic consolidation opportunities and leverage reduction to maximize long-term shareholder value
- **Organic Development with Capital Discipline:** Focused on high-return, low-cost development opportunities that exceed economic thresholds and are self-funded through operating cash flow
- **Strategic, Accretive Consolidation:** Focused on accretive M&A that enhances inventory depth and operational efficiency while maximizing risk-adjusted returns

Maintaining Low Leverage & Financial Flexibility

- **Conservative Capital Structure:** The company maintains a conservative leverage profile and robust liquidity position, providing flexibility to execute its strategy through commodity price cycles
- **Downside Protection:** Hedging program minimizes near term free cash flow volatility, ensuring balance sheet flexibility
- **No Off-Balance Sheet Liabilities**: No material MVCs or firm transportation commitments that could create capital constraints

Management prioritizes the most accretive uses of operational cash flow — investing in high-return projects, pursuing strategic consolidation, and strengthening the balance sheet

Investment Highlights

Premier Rockies Focused Public Operator

- PEDEVCO seeks to become the premier public consolidator focused on the Rocky Mountain region as there is currently no public Rockies pure-play Oil & Gas company
- PEDEVCO is uniquely positioned with solid base production, near-term in progress organic growth and ~328,000 net acres across the DJ Basin, Powder River Basin and Permian Basin
- Acreage in close proximity to leading multi-basin operators including EOG, OXY, CVX, DVN, Anschutz and Continental

Strong Cash Generation Assets with Solid Growth Inventory

- The combined company generates significant cash flow, supporting organic growth through hundreds of additional future drilling locations across numerous proven formations
- Depth of inventory relative to size provides flexibility and enables organic production growth
- DJ Basin provides significant near-term development opportunities while PRB provides long-term growth and consolidation opportunities

PEDEVCO

Low-Cost Operator and Conservative Capital Structure

- PEDEVCO's oil weighted assets provide margins significantly exceeding other small-cap public Oil & Gas companies
- PEDEVCO remains a disciplined, low-cost operator with total debt of ~$87 million, representing a Debt/EBITDA ratio of ~0.9x on a trailing twelve-month basis
- This conservative capital structure provides capacity for strategic, accretive consolidation

Aligned Ownership and Transaction Structure

- Juniper affiliates received Series A Convertible Preferred Stock convertible into ~106.5 million shares of common stock
- Juniper and existing PEDEVCO shareholders and management provided $35 million in cash equity exhibiting support for the transaction and future accretive consolidation financing
- **This structure reflects significant capital commitment from both parties and their conviction in future value creation**